UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013 (April 2, 2012)

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue
Memphis, Tennessee	38138
(Address of principal executive officer)	(Zip Code)

(901) 682-6600

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

During the year ended December 31, 2012, Mid-America Apartment Communities, Inc. (the “Company”) acquired seven apartment communities comprising 2,451 units, for a total purchase price of approximately $312.0 million. No acquisition was individually significant (i.e. at least 5% of reported Assets as of December 31, 2011); however, in the aggregate, our acquisitions exceed 10% of our Total Assets. Accordingly, the Company is hereby filing certain financial information required by Rule 3-14 and Article 11 of Regulation S-X relating to the properties detailed below and henceforth referred to as the “Acquired Properties.” Audited property financial statements were obtained for a majority of our acquisitions and are included in this report. Legacy at Western Oaks was acquired from one of our joint ventures, Mid-America Multifamily Fund II, LLC, or Fund II.

In acquiring the properties, the Company evaluated the location and accessibility of the properties, the size of the properties, the purchase price, the non-financial terms of the acquisitions, the potential for any environmental problems, the current and historical occupancy rates of the properties, the physical condition of the properties, the local market conditions, the potential for new construction in the area, the real estate tax and insurance costs, and any anticipated capital improvements required. The Company, after reasonable inquiry, is not aware of any material factors, other than those discussed above, that would cause the reported financial information not to be necessarily indicative of future operating results.

Apartment Community	Location	Number of Units	Date Acquired
Adalay Bay	Chesapeake, VA	240	April 2, 2012
Legacy at Western Oaks	Austin, TX	479	April 5, 2012
Allure in Buckhead Village	Atlanta, GA	230	May 10, 2012
Allure at Brookwood	Atlanta, GA	349	July 23, 2012
Retreat at Lake Nona	Orlando, FL	394	August 20, 2012
The Haven at Blanco	San Antonio, TX	436	August 30, 2012
Market Station	Kansas City, MO	323	September 20, 2012

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of real estate operations acquired

Adalay Bay apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2011 and three months ended March 31, 2012 (unaudited)

Legacy at Western Oaks apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2011 and three months ended March 31, 2012 (unaudited)

Allure at Brookwood apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2011 and six months ended June 30, 2012 (unaudited)

The Haven at Blanco apartments:

Report of independent public accounting firm

Statement of revenue and certain expenses for twelve months ended December 31, 2011 and seven months ended July 31, 2012 (unaudited)

(b) Pro Forma Financial Information

Pro forma condensed consolidated statements of operations for the twelve months ended December 31, 2012 (unaudited)

(c) Shell Company Transactions

Not Applicable

(d) Exhibits

Exhibit 23.1 - Consent of Watkins Uiberall PLLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Adalay Bay (the Acquisition Property), as described in Note 1, for the year ended December 31, 2011. This statement is the responsibility of the Acquisition Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property for the year ended December 31, 2011 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property's revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the three month period ended March 31, 2012 was not audited by us, and, accordingly, we do not express an opinion on it.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
December 6, 2012

STATEMENT OF REVENUE AND CERTAIN EXPENSES
ADALAY BAY

		Three Month Period
	Year Ended	Ended March 31, 2012
	December 31, 2011	(unaudited)

Rental and other property income	$3,702,445	$923,278

Rental expense:
Operating expenses	662,781	148,778
Real estate taxes	370,808	87,361
Repairs and maintenance	223,312	38,549
	1,256,901	274,688

Revenues in excess of certain expenses	$2,445,544	$648,590

See accompanying notes.

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Adalay Bay (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Chesapeake, VA was acquired by a subsidiary of the Operating Partnership on April 2, 2012 and contains 240 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2011. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2011 advertising costs totaled $42,678.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Legacy at Western Oaks (the Acquisition Property), as described in Note 1, for the year ended December 31, 2011. This statement is the responsibility of the Acquisition Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property for the year ended December 31, 2011 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property's revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the three month period ended March 31, 2012 was not audited by us, and, accordingly, we do not express an opinion on it.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
January 22, 2013

STATEMENT OF REVENUE AND CERTAIN EXPENSES
LEGACY AT WESTERN OAKS

		Three Month Period
	Year Ended	Ended March 31, 2012
	December 31, 2011	(unaudited)

Rental and other property income	$6,044,156	$1,575,056

Rental expense:
Operating expenses	1,218,182	312,345
Real estate taxes	1,024,446	284,283
Repairs and maintenance	180,641	48,881
	2,423,269	645,509

Revenues in excess of certain expenses	$3,620,887	$929,547

See accompanying notes.

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Legacy at Western Oaks (the Acquisition Property) owned by a joint venture affiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Austin, TX was partially owned prior to 2012 and fully acquired by a subsidiary of the Operating Partnership on April 5, 2012 and contains 479 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2011. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2011 advertising costs totaled $25,542.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Allure at Brookwood (the Acquisition Property), as described in Note 1, for the year ended December 31, 2011. This statement is the responsibility of the Acquisition Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property for the year ended December 31, 2011 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property's revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the six month period ended June 30, 2012 was not audited by us, and, accordingly, we do not express an opinion on it.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
December 14, 2012

STATEMENT OF REVENUE AND CERTAIN EXPENSES
ALLURE AT BROOKWOOD

		Six Month Period
	Year Ended	Ended June 30, 2012
	December 31, 2011	(unaudited)

Rental and other property income	$5,306,436	$2,792,023

Rental expense:
Operating expenses	1,291,807	669,766
Real estate taxes	559,881	279,941
Repairs and maintenance	227,148	104,659
	2,078,836	1,054,366

Revenues in excess of certain expenses	$3,227,600	$1,737,657

See accompanying notes.

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Allure at Brookwood (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in Atlanta, GA was acquired by a subsidiary of the Operating Partnership on July 23, 2012 and contains 349 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2011. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2011 advertising costs totaled $46,478.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
of Mid-America Apartment Communities, Inc.

We have audited the accompanying statement of revenue and certain expenses of The Haven at Blanco (the Acquisition Property), as described in Note 1, for the year ended December 31, 2011. This statement is the responsibility of the Acquisition Property's management. Our responsibility is to express an opinion on the statement of revenue and certain expenses for the Acquisition Property based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. We were not engaged to perform an audit of the Acquisition Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Acquisition Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses for the Acquisition Property for the year ended December 31, 2011 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property's revenues and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

The statement of certain revenue and expenses for the seven month period ended July 31, 2012 was not audited by us, and, accordingly, we do not express an opinion on it.

/s/ Watkins Uiberall PLLC

Memphis, Tennessee
January 24, 2013

STATEMENT OF REVENUE AND CERTAIN EXPENSES
THE HAVEN AT BLANCO

		Seven Month Period
	Year Ended	Ended July 31, 2012
	December 31, 2011	(unaudited)

Rental and other property income	$5,579,823	$3,400,590

Rental expense:
Operating expenses	859,050	534,611
Real estate taxes	995,523	639,867
Repairs and maintenance	409,791	213,564
	2,264,364	1,388,042

Revenues in excess of certain expenses	$3,315,459	$2,012,548

See accompanying notes.

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

General

The accompanying financial statement includes the operations of Haven at Blanco (the Acquisition Property) owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the company) and Mid-America Apartments, L.P. (the operating partnership). The Acquisition Property, a multi-family residential property located in San Antonio, Texas was acquired by a subsidiary of the Operating Partnership on August 30, 2012 and contains 436 units.

Basis of Presentation

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and entity expenses are not reflected in the statement of revenue and certain expenses. In addition, some expenses have been excluded because the Operating Partnership does not anticipate that they will be incurred in the future operation of this property. Expenses excluded consist primarily of management fees. Direct operating expenses primarily include payroll, utilities, leasing and marketing, insurance and other general and administrative costs.

The accompanying unaudited interim statement of revenue and certain expenses has been prepared on the same basis as the statement of revenue and certain expenses for the year ended December 31, 2011. In the opinion of the management of property all adjustments consisting only of normal recurring adjustments necessary for fair presentation of the information for this interim period have been made. The revenue in excess of certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenues are recognized using a method that represents a straight-line basis over the term of the lease.

Advertising Costs

All advertising costs are expensed as incurred and included on the statement of revenues and certain expenses with operating expenses. Year ended December 31, 2011 advertising costs totaled $96,216.

Use of Estimates

The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that effect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Pro Forma Condensed Consolidated Statements of Operations

The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2012 of Mid-America Apartment Communities, Inc. (MAA) and Mid-America Apartments, L.P. (MAALP) are presented as if the Acquired Properties had been acquired on January 1, 2012. MAA and MAALP are not aware of any material factors that would cause the reported financial information not to be indicative of future operating results.

These Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the historical consolidated financial statements included in MAA's Annual Report on Form 10-K and the historical consolidated financial statements of MAALP included in MAA's Current Report on Form 8-K, for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2012 assuming the above transactions had been consummated on January 1, 2012, nor does it purport to represent the future results of operations of MAA or MAALP.

The historical balance sheets included in the aforementioned Annual Report on Form 10-K and Current Report on Form 8-K include all Acquired Properties; therefore, no Pro Forma Balance Sheets are presented.

Mid-America Apartment Communities, Inc.
Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2012
(Dollars in thousands, except per share data)

	HISTORICAL
	AMOUNTS	PRO FORMA		PRO FORMA
	(A)	ADJUSTMENTS		AMOUNTS
Operating revenues:
Rental revenues	$456,202	$15,846	(B)	$472,048
Other property revenues	40,064	1,267	(B)	41,331
Total property revenues	496,266	17,113		513,379
Management fee income	899	—		899
Total operating revenues	497,165	17,113		514,278
Property operating expenses:
Personnel	57,190	1,558	(B)	58,748
Building repairs and maintenance	15,957	440	(B)	16,397
Real estate taxes and insurance	56,907	2,413	(B)	59,320
Utilities	27,248	796	(B)	28,044
Landscaping	11,163	212	(B)	11,375
Other operating	34,861	614	(B)	35,475
Depreciation	126,136	6,146	(C)	132,282
Total property operating expenses	329,462	12,179		341,641
Acquisition expenses	1,581	—		1,581
Property management expenses	22,084	—		22,084
General and administrative expenses	13,762	224	(B)	13,986
Income from continuing operations before non-operating items	130,276	4,710		134,986
Interest and other non-property income	430	—		430
Interest expense	(58,751)	(3,383)	(D)	(62,134)
Loss on debt extinguishment	(654)	—		(654)
Amortization of deferred financing costs	(3,552)	(20)		(3,572)
Net casualty loss and other settlement proceeds	(6)	—		(6)
Gain on sale of non-depreciable assets	45	—		45
Income from continuing operations before loss from real estate joint ventures	67,788	1,307		69,095
Loss from real estate joint ventures	(223)	—		(223)
Income from continuing operations	$67,565	$1,307		$68,872

Weighted average shares outstanding (in thousands):
Basic	41,039			42,786	(E)
Effect of dilutive securities	1,898			1,898
Diluted	42,937			44,684

Earnings per share - basic:
Income from continuing operations	$1.58			$1.54

Earnings per share - diluted:
Income from continuing operations	$1.57			$1.54

Mid-America Apartments, L.P.
Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2012
(Dollars in thousands, except per unit data)

	HISTORICAL
	AMOUNTS	PRO FORMA		PRO FORMA
	(F)	ADJUSTMENTS		AMOUNTS
Operating revenues:
Rental revenues	$409,263	$15,846	(B)	$425,109
Other property revenues	36,387	1,267	(B)	37,654
Total property revenues	445,650	17,113		462,763
Management fee income	899	—		899
Total operating revenues	446,549	17,113		463,662
Property operating expenses:
Personnel	50,999	1,558	(B)	52,557
Building repairs and maintenance	14,242	440	(B)	14,682
Real estate taxes and insurance	52,075	2,413	(B)	54,488
Utilities	24,407	796	(B)	25,203
Landscaping	9,941	212	(B)	10,153
Other operating	31,394	614	(B)	32,008
Depreciation	114,139	6,146	(C)	120,285
Total property operating expenses	297,197	12,179		309,376
Acquisition expenses	2,236	—		2,236
Property management expenses	19,761	—		19,761
General and administrative expenses	11,479	224	(B)	11,703
Income from continuing operations before non-operating items	115,876	4,710		120,586
Interest and other non-property income	318	—		318
Interest expense	(52,249)	(3,383)	(D)	(55,632)
Loss on debt extinguishment	(654)	—		(654)
Amortization of deferred financing costs	(3,097)	(20)		(3,117)
Net casualty loss and other settlement proceeds	(13)	—		(13)
Gain on sale of non-depreciable assets	45	—		45
Income from continuing operations before loss from real estate joint ventures	60,226	1,307		61,533
Loss from real estate joint ventures	(223)	—		(223)
Income from continuing operations	$60,003	$1,307		$61,310

Weighted average units outstanding (in thousands):
Basic and diluted	40,412			42,159	(E)

Earnings per unit - basic and diluted:
Income from continuing operations available for common shareholders	$1.43			$1.40

Notes to Pro Forma Condensed Consolidated Statements of Operations

(A)
Represents the historical consolidated statement of operations of MAA through income from continuing operations as contained in the historical consolidated financial statements included in MAA's Annual Report on Form 10-K, for the year ended December 31, 2012, filed with the Securities and Exchange Commission.

(B)
Represents the historical revenues and expenses prior to acquisition during the year ended December 31, 2012 attributable to the Acquired Properties as if the acquisitions had occurred on January 1, 2012.

(C)
Depreciation and amortization expense of $6.1 million includes $3.5 million for the amortization of the FMV of in-place lease intangibles, lease origination costs, and lease absorption costs. Depreciation and amortization is computed on a straight-line basis over the estimated useful lives of the related assets which range from 8 to 40 years for land improvements and buildings and 5 years for furniture, fixtures and equipment and 6 months for in-place leases. The depreciation and amortization relates to the aggregate purchase price of $312.0 million less the allocation to land of $58.0 million.

(D)
Represents incremental interest expense on $156.0 million of borrowings under current debt agreements used to partially finance the purchase of the Acquired Properties. Interest expense is calculated using the average interest rate of 3.67% for borrowings incurred.

(E)
Incremental shares and units totaling 3,053,000 were issued to partially fund the purchase of the Acquired Properties. These shares/units are assumed outstanding as of January 1, 2012, and result in an increase of 1,747,000 weighted average shares for the year ended December 31, 2012.

(F)
Represents the historical consolidated statement of operations of MAALP through income from continuing operations as contained in the historical consolidated financial statements of MAALP for the year ended December 31, 2012 included in MAA's Current Report on Form 8-K, filed with the Securities and Exchange Commission.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: March 22, 2013
/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)